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Exhibit 10.2

                                                                  EXECUTION COPY


                          REGISTRATION RIGHTS AGREEMENT

                  REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT"), dated as of July 28, 2008, by and among Raptor Networks Technology, Inc., a Colorado corporation, with headquarters located at 1241 Dyer Road, Suite 150, Santa Ana, California 92705 (the "COMPANY"), and the undersigned investors (each, an "INVESTOR", and collectively, the "INVESTORS").


                  WHEREAS:

                  A. In connection with the Securities Purchase Agreement, dated as of the date hereof, by and among the Company and the Investors (the "SECURITIES PURCHASE AGREEMENT"), the Company has agreed, upon the terms and subject to the conditions set forth in the Securities Purchase Agreement, to issue and sell to each Investor (i) senior secured convertible notes of the Company (the "NOTES"), which will, among other things, be convertible into shares of the Company's common stock, $0.001 par value per share (the "COMMON STOCK", as converted, the "CONVERSION SHARES") in accordance with the terms of the Notes, (ii) warrants (the "WARRANTS"), which will be exercisable to purchase shares of Common Stock (as exercised collectively, the "WARRANT SHARES") and
(iii) shares of Common Stock (the "COMMON SHARES").

                  B. In accordance with the terms of the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 ACT"), and applicable state securities laws.

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Investors hereby agree as follows:

1. DEFINITIONS.

                  Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

                           a. "2007 REGISTRATION RIGHTS AGREEMENT" means that
certain Registration Rights Agreement, dated as of July 31, 2007, by and among the Company and the investors listed on the signature pages thereto.

                           b. "2008 REGISTRATION RIGHTS AGREEMENT" means that
certain Registration Rights Agreement, dated as of March 31, 2008, by and among the Company and the investors listed on the signature pages thereto.

                           c. "ADDITIONAL EFFECTIVE DATE" means the date that
the applicable Additional Registration Statement is declared effective by the SEC.



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                           d. "ADDITIONAL EFFECTIVENESS DEADLINE" means the date
which is (i) in the event that an Additional Registration Statement is not subject to a review by the SEC, 30 calendar days after the earlier of the Additional Filing Deadline and the Additional Filing Date or (ii) in the event that an Additional Registration Statement is subject to a review by the SEC, 60 calendar days after the earlier of the Additional Filing Deadline and the Additional Filing Date.

                           e. "ADDITIONAL FILING DATE" means the date that the
applicable Additional Registration Statement is filed with the SEC.

                           f. "ADDITIONAL FILING DEADLINE" means 30 calendar
days from the date of the applicable Investor Demand; PROVIDED HOWEVER, that if such date would otherwise fall between February 11 and April 14 of a particular year and the Company's most recent 1934 Act (as defined below) reports do not include financial statements less than 135 days old, such date shall be extended for that particular Additional Registration Statement to April 15 of such year.

                           g. "ADDITIONAL REGISTRABLE SECURITIES" means (i) the
Conversion Shares issued or issuable upon conversion of the Notes then outstanding and not previously registered on a Registration Statement, (ii) the Warrant Shares issuable upon the exercise of any Warrants then outstanding and not previously registered on a Registration Statement, (iii) the Common Shares outstanding and not previously registered on a Registration Statement, and (iv) any capital stock of the Company issued or issuable with respect to the Conversion Shares, the Notes, the Warrant Shares, the Warrants or the Common Shares as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, without regard to any limitations on conversions of the Notes or exercises of the Warrants.

                           h. "ADDITIONAL REGISTRATION STATEMENT" a registration
statement or registration statements of the Company filed under the 1933 Act covering any Additional Registrable Securities.

                           i. "ADDITIONAL REQUIRED REGISTRATION AMOUNT" means
the Maximum Allowable Amount of the remaining sum of (i) the number of previously unregistered Conversion Shares issued and issuable pursuant to the Notes as of the Trading Day immediately preceding the applicable date of determination, (ii) the number of previously unregistered Warrant Shares issued and issuable pursuant to the Warrants as of the Trading Day immediately preceding the applicable date of determination and (iii) the number of previously unregistered Common Shares as of the Trading Day immediately preceding the applicable date of determination, all subject to adjustment as provided in Section 2(f) (without regard to any limitations on conversion of the Notes or exercise of the Warrants). Unless a different priority is specified in writing to the Company by an Investor as to such Investor's Registrable Securities at least five (5) Business Days prior to the applicable Additional Filing Deadline, the Company shall first register (x) all Common Shares, then
(y) all Warrant Shares, then (z) all Conversion Shares.

                           j. "AMENDED AND RESTATED REGISTRATION RIGHTS
AGREEMENT" means that certain Amended and Restatement Registration Rights Agreement, dated as of January 18, 2007, by and among the Company and the investors listed on the signature pages thereto.


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                           k. "BUSINESS DAY" means any day other than Saturday,
                  Sunday or any other day on which commercial banks in the City of New York are authorized or required by law to remain closed.

                           l. "CLOSING DATE" shall have the meaning set forth in
                  the Securities Purchase Agreement.

                           m. "EFFECTIVE DATE" means the Initial Effective Date
                  or an Additional Effective Date, as applicable.

                           n. "EFFECTIVENESS DEADLINE" means the Initial
                  Effectiveness Deadline or an Additional Effectiveness Deadline, as applicable.

                           o. "EXISTING REGISTRABLE SECURITIES" means
                  Registrable Securities as defined in the Amended and Restated Registration Rights Agreement, the 2007 Registration Rights Agreement and the 2008 Registration Rights Agreement.

                           p. "EXISTING REGISTRATION RIGHTS AGREEMENT" means the
                  Amended and Restated Registration Rights Agreement, the 2007 Registration Rights Agreement and/or 2008 Registration Rights Agreement, as applicable.

                           q. "FILING DEADLINE" means the Initial Filing
                  Deadline or an Additional Filing Deadline, as applicable.

                           r. "HOLIDAY" means a day other than a Business Day or
                  on which trading does not take place on the Principal Market (a "HOLIDAY"); to the extent any deadlines or dates of Company obligations referenced herein fall on a Holiday, such deadlines or dates shall be extended to the next date that is not a Holiday.

                           s. "INITIAL EFFECTIVE DATE" means the date that the
                  Initial Registration Statement is declared effective by the SEC.

                           t. "INITIAL FILING DEADLINE" means 30 calendar days
                  from the date of the applicable Investor Demand; PROVIDED HOWEVER, that if such date would otherwise fall between February 11 and April 14 of a particular year and the Company's most recent 1934 Act (as defined below) reports do not include financial statements less than 135 days old, such date shall be extended to April 15 of such year.

                           u. "INITIAL FILING DATE" means the date that the
                  Initial Registration Statement is filed with the SEC.

                           v. "INITIAL EFFECTIVENESS DEADLINE" means the date
                  which is (i) in the event that the Initial Registration Statement is not subject to a review by the SEC, 60 calendar days after the earlier of the Initial Filing Deadline and the Initial Filing Date or (ii) in the event that the Initial Registration Statement is subject to a review by the SEC, 90 calendar days after the earlier of the Initial Filing Deadline and the Initial Filing Date.


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                           w. "INITIAL REGISTRABLE SECURITIES" means (i) the
Conversion Shares issued or issuable upon conversion of the Notes, (ii) the Warrant Shares issued or issuable upon exercise of the Warrants, (iii) the Common Shares and (iv) any capital stock of the Company issued or issuable with respect to the Conversion Shares, the Notes, the Warrant Shares, the Warrants or the Common Shares as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, without regard to any limitations on conversions of the Notes or exercises of the Warrants.

                           x. "INITIAL REGISTRATION STATEMENT" means a
registration statement or registration statements of the Company filed under the 1933 Act covering the Initial Required Registration Amount of Initial Registrable Securities.

                           y. "INITIAL REQUIRED REGISTRATION AMOUNT" means the
Maximum Allowable Amount of the sum of (i) the number of Conversion Shares issued and issuable pursuant to the Notes as of the Trading Day immediately preceding the applicable date of determination and (ii) the number of Warrant Shares issued and issuable pursuant to the Warrants as of the Trading Day immediately preceding the applicable date of determination and (iii) the Common Shares as of the Trading Day immediately preceding the applicable date of determination, all subject to adjustment as provided in Section 2(f) (without regard to any limitations on conversion of the Notes or exercise of the Warrants). Unless a different priority is specified in writing to the Company by an Investor at least five (5) Business Days prior to the Initial Filing Deadline, the Company shall first register (x) all Common Shares, then (y) all Warrant Shares, then (z) all Conversion Shares.

                           z. "INVESTOR" means an Investor or any transferee or
assignee thereof to whom an Investor assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9 and any transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9.

                           aa. "INVESTOR DEMAND" means a written request by an
Investor to the Company that the Company prepare and file with the SEC the Initial Registration Statement to register the Initial Registrable Securities or an Additional Registration Statement to register Additional Registrable Securities, as applicable.

                           bb. "MAXIMUM ALLOWABLE AMOUNT" means a number of
shares of Common Stock equal to 30% (or the greatest such other percentage as is permitted by the SEC) of the issued and outstanding Common Stock of the Company that is not beneficially owned by an affiliate of the Company.

                           cc. "MOST RECENT REGISTRATION STATEMENT" means the
most recent registration statement filed by the Company registering Existing Registrable Securities.

                           dd. "PERSON" means an individual, a limited liability
company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.


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                           ee. "REGISTER," "REGISTERED," and "REGISTRATION"
refer to a registration effected by preparing and filing one or more Registration Statements (as defined below) in compliance with the 1933 Act and pursuant to Rule 415 and the declaration or ordering of effectiveness of such Registration Statement(s) by the SEC.

                           ff. "REGISTRABLE SECURITIES" means the Initial
Registrable Securities and the Additional Registrable Securities.

                           gg. "REGISTRATION STATEMENT" means the Initial
Registration Statement or an Additional Registration Statement, as applicable.

                           hh. "REQUIRED HOLDERS" means the holders of at least
a majority of the Registrable Securities.

                           ii. "REQUIRED REGISTRATION AMOUNT" means with respect
to the Initial Registration Statement, the Initial Required Registration Amount or with respect to an Additional Registration Statement, the Additional Required Registration Amount, as applicable.

                           jj. "RULE 415" means Rule 415 under the 1933 Act or
any successor rule providing for offering securities on a continuous or delayed basis.

                           kk. "SEC" means the United States Securities and
Exchange Commission.

                           ll. "TRADING DAY" means any day on which the Common
Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded; provided that "Trading Day" shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., Eastern Standard Time).

         2. REGISTRATION.

                  a. INITIAL MANDATORY REGISTRATION. In the event there is no registration statement registering any of the Existing Registrable Securities, an Investor may deliver to the Company an Investor Demand requesting that the Company prepare and file with the SEC the Initial Registration Statement to register the Initial Registrable Securities at any such time. In the event there is a registration statement registering any of the Existing Registrable Securities, the Required Holders may deliver to the Company a notice (the "EXISTING REGISTRATION TERMINATION NOTICE"), a copy of which shall be delivered to the Investors, requesting that the Company withdraw the effectiveness of the Most Recent Registration Statement, and the Company shall on, but not prior to, the fifth (5th) Business Day after delivery of the Existing Registration Termination Notice (the "EXISTING REGISTRATION WITHDRAWAL DATE"), withdraw the effectiveness of the Most Recent Registration Statement. The Required Holders shall be permitted to revoke the Existing Registration Termination Notice at any

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time prior to the Existing Registration Withdrawal Date. Upon the withdrawal of the Most Recent Registration Statement on the Existing Registration Withdrawal Date, the Company shall be deemed to have satisfied its registration obligations pursuant to Sections 2(a) and 2(b) of the Existing Registration Rights Agreement as to the Existing Registrable Securities (as defined in the Existing Registration Rights Agreement) and the Company's obligation to file an Additional Registration Statement (as defined in the Existing Registration Rights Agreement) shall be suspended until such time as the Company is permitted to file an Additional Registration Statement (as defined in the Existing Registration Rights Agreement) by the SEC without violating its registration obligations pursuant to Sections 2(a) and 2(b) of this Agreement. After the Existing Registration Termination Notice has been delivered to the Company, an Investor may deliver to the Company an Investor Demand requesting that the Company prepare and file with the SEC the Initial Registration Statement to register the Initial Registrable Securities beginning on the date which is the later of (i) five (5) months following the date the Most Recent Registration Statement is declared effective by the SEC and (ii) thirty (30) days after the earlier of (x) the date substantially all of the Existing Registrable Securities covered by the Most Recent Registration Statement are sold and (y) the date the withdrawal of effectiveness of the Most Recent Registration Statement becomes effective with the SEC. Upon receipt of an Investor Demand in accordance with the provisions set forth above, the Company shall prepare and as soon as practicable but in no event later than the Initial Filing Deadline, file with the SEC the Initial Registration Statement on Form SB-2 covering the resale of the Maximum Allowable Amount of the Initial Registrable Securities. In the event that Form SB-2 is unavailable for such a registration, the Company shall use such other form as is available for such a registration on another appropriate form reasonably acceptable to the Required Holders, subject to the provisions of
Section 2(e). The Initial Registration Statement prepared pursuant hereto shall register for resale at least the number of shares of Common Stock equal to the Initial Required Registration Amount determined as of date the Initial Registration Statement is initially filed with the SEC. The Initial Registration Statement shall contain (except if otherwise directed by the Required Holders) the "SELLING STOCKHOLDERS" and "PLAN OF DISTRIBUTION" sections in substantially the form attached hereto as EXHIBIT B. The Company shall use its best efforts to have the Initial Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the Initial Effectiveness Deadline. By 9:30 am on the Business Day following the Initial Effective Date, the Company shall file with the SEC in accordance with Rule 424 under the 1933 Act the final prospectus to be used in connection with sales pursuant to the Initial Registration Statement.

                  b. ADDITIONAL MANDATORY REGISTRATION. An Investor successively may deliver to the Company an Investor Demand requesting that the Company prepare and file with the SEC an Additional Registration Statement to register any Additional Registrable Securities beginning on the date which is the later of (i) five (5) months following the Initial Effective Date and (ii) the date thirty (30) days after the date substantially all of the Registrable Securities registered under the immediately preceding Registration Statement are sold and thereafter on the date which is the later of (i) five (5) months following the Additional Effective Date of the immediately preceding Additional Registration Statement and (ii) the date thirty (30) days after the date substantially all of the Registrable Securities registered under the immediately preceding Registration Statement are sold until the earlier date of when (x) all Additional Registrable Securities have been registered on Additional Registration Statements and (y) all Additional Registrable Securities not previously registered on an Additional Registration Statement may be sold by the

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Investors without restriction or limitation pursuant to Rule 144 and without the requirement to be in compliance with Rule 144(c)(1) (or any successor thereto) promulgated under the 1933 Act. Upon receipt of an Investor Demand, the Company shall (x) promptly send a copy of such Investor Demand to all other Investors and (y) prepare and as soon as practicable but in no event later than the Additional Filing Deadline, file with the SEC such Additional Registration Statement on Form SB-2 covering the resale of the Maximum Allowable Amount of the Additional Registrable Securities set forth on an Investor Demand and in any additional Investor Demand received at least five (5) Business Days prior to the applicable Additional Filing Deadline. In the event that Form SB-2 is unavailable for such a registration, the Company shall use such other form as is available for such a registration on another appropriate form reasonably acceptable to the Required Holders, subject to the provisions of Section 2(e). The Additional Registration Statement prepared pursuant hereto shall register for resale at least the number of shares of Common Stock equal to the Additional Required Registration Amount determined as of date the Additional Registration Statement is initially filed with the SEC. The Additional Registration Statement shall contain (except if otherwise directed by the Required Holders) the "SELLING STOCKHOLDERS" and "PLAN OF DISTRIBUTION" sections in substantially the form attached hereto as EXHIBIT B. The Company shall use its best efforts to have the Additional Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the Additional Effectiveness
Deadline. By 9:30 am on the Business Day following the Additional Effective Date of the applicable Additional Registration Statement, the Company shall file with the SEC in accordance with Rule 424 under the 1933 Act the final prospectus to be used in connection with sales pursuant to such Additional Registration Statement.

                  c. ALLOCATION OF REGISTRABLE SECURITIES. The initial number of Registrable Securities included in any Registration Statement and any increase or decrease in the number of Registrable Securities included therein shall be allocated pro rata among the Investors based on the number of Registrable Securities held by each Investor at the time the Registration Statement covering such initial number of Registrable Securities or increase thereof is declared effective by the SEC. In the event that an Investor sells or otherwise transfers any of such Investor's Registrable Securities, each transferee shall be allocated a pro rata portion of the then remaining number of Registrable Securities included in such Registration Statement for such transferor. Any shares of Common Stock included in a Registration Statement and which remain allocated to any Person which ceases to hold any Registrable Securities covered by such Registration Statement shall be allocated to the remaining Investors, pro rata based on the number of Registrable Securities then held by such Investors which are covered by such Registration Statement. In no event shall the Company include any securities other than Registrable Securities on any Registration Statement without the prior written consent of the Required Holders; except that the shares of Common Stock underlying the Warrants previously issued to Montgomery & Co., LLC, as placement agent and the shares of Common Stock underlying the Existing Registrable Securities may be included in one or more Registration Statements, provided that all of the remaining Conversion Shares issued or issuable upon conversion of all of the Notes and all of the remaining Warrant Shares issued or issuable upon exercise of all of the Warrants are included in the same Registration Statement or have previously been included in one or more Registration Statements. Subject to the previous sentence, the Investors party to the Amended and Restated Registration Rights Agreement, the 2007 Registration Rights Agreement and/or the 2008 Registration

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Rights Agreement hereby consent to the inclusion of the Registrable Securities on the same Registration Statement with the Existing Registrable Securities.

                  d. LEGAL COUNSEL. Subject to Section 5 hereof, each Investor (with Cedar Hill Capital Partners Onshore, LP and Cedar Hill Capital Partners Offshore, Ltd. (together, "CEDAR HILL") being deemed one Investor for purposes hereof) shall have the right to select one legal counsel to review and oversee any registration pursuant to this Section 2 ("LEGAL COUNSEL"). The Company and Legal Counsel shall reasonably cooperate with each other in performing the Company's obligations under this Agreement.

                  e. FORM S-3. The Company shall undertake to register the Registrable Securities on Form S-3 as soon as such form is available for use by the Company, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.

                  f. SUFFICIENT NUMBER OF SHARES REGISTERED. In the event the number of shares available under a Registration Statement filed pursuant to
Section 2(a) or Section 2(b) is insufficient to cover all of the Registrable Securities required pursuant to this Agreement to be covered by such Registration Statement or an Investor's allocated portion of the Registrable Securities pursuant to Section 2(c) required pursuant to this Agreement to be covered by such Registration Statement, the Company shall amend the applicable Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover at least the Required Registration Amount as of the Trading Day immediately preceding the date of the filing of such amendment or new Registration Statement, in each case, as soon as permitted by the SEC. The Company shall use its best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof. For purposes of the foregoing provision, the number of shares available under a Registration Statement shall be deemed "insufficient to cover all of the Registrable Securities required pursuant to this Agreement to be covered by such Registration Statement" if at any time the number of shares of Common Stock available for resale under the Registration Statement is less than the product determined by multiplying (i) the Required Registration Amount as of such time by (ii) 0.80. The calculation set forth in the foregoing sentence shall be made without regard to any limitations on the conversion of the Notes or the exercise of the Warrants and such calculation shall assume that the Notes are then convertible into shares of Common Stock at the then prevailing Conversion Rate (as defined in the Notes) and that the Warrants are then exercisable for shares of Common Stock at the then prevailing Exercise Price (as defined in the Warrants).

                  g. EFFECT OF FAILURE TO FILE AND OBTAIN AND MAINTAIN EFFECTIVENESS OF REGISTRATION STATEMENT. If (i) a Registration Statement covering all of the Registrable Securities required to be covered thereby and required to be filed by the Company pursuant to this Agreement is (A) not filed with the SEC on or before the respective Filing Deadline (a "FILING FAILURE") or
(B) not declared effective by the SEC on or before the respective Effectiveness Deadline (an "EFFECTIVENESS FAILURE") or (ii) on any day after the applicable Effective Date sales of all of the Registrable Securities required to be included on such Registration Statement cannot be made (other than during an Allowable Grace Period (as defined in Section 3(r)) pursuant to such

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Registration Statement (including, without limitation, because of a failure to keep such Registration Statement effective, to disclose such information as is necessary for sales to be made pursuant to such Registration Statement, to register a sufficient number of shares of Common Stock or to maintain the listing of the Common Stock) (a "MAINTENANCE FAILURE") then, as partial relief for the damages to any holder by reason of any such delay in or reduction of its ability to sell the underlying shares of Common Stock (which remedy shall not be exclusive of any other remedies available at law or in equity), the Company shall pay to each holder of Registrable Securities relating to such Registration Statement an amount in cash equal to two percent (2.0%) of the aggregate Purchase Price (as such term is defined in the Securities Purchase Agreement) of such Investor's Notes relating to the Registrable Securities included in such Registration Statement on each of the following dates: (i) the day of a Filing Failure and on every thirtieth day (pro rated for periods totaling less than thirty days) after a Filing Failure until such Filing Failure is cured; (ii) (A) the day of an Effectiveness Failure (except if such Effectiveness Failure occurs between February 11 and April 14 of a particular year and the Effectiveness Failure occurs because the Company's most recent 1934 Act reports do not include financial statements less than 135 days old, the Registration Delay Payment pursuant to this clause (A) shall not apply) and (B) on every thirtieth day (pro rated for periods totaling less than thirty days) after an Effectiveness Failure until such Effectiveness Failure is cured; and (iii) the initial day of a Maintenance Failure and on every thirtieth day (pro rated for periods totaling less than thirty days) after a Maintenance Failure until such Maintenance Failure is cured. The payments to which a holder shall be entitled pursuant to this Section 2(g) are referred to herein as "REGISTRATION DELAY PAYMENTS." Registration Delay Payments shall be paid on the day of the Filing Failure, Effectiveness Failure and the initial day of a Maintenance Failure, as applicable, and thereafter on the earlier of (I) the thirtieth day after the event or failure giving rise to the Registration Delay Payments has occurred and
(II) the third Business Day after the event or failure giving rise to the Registration Delay Payments is cured. In the event the Company fails to make Registration Delay Payments in a timely manner, such Registration Delay Payments shall bear interest at the rate of two percent (2.0%) per month (prorated for partial months) until paid in full. Notwithstanding anything herein to the contrary, in no event shall the aggregate Registration Delay Payments exceed twelve and one-half percent (12.5%) of the aggregate Purchase Price for all Investors (the "REGISTRATION DELAY PAYMENTS CAP"). Notwithstanding anything to the contrary contained herein, in no event shall the Company be liable for any damages in connection with the Warrants or Warrant Shares. In addition, and notwithstanding anything to the contrary contained herein, in no event shall the Registration Delay Payments be payable with respect to any Registrable Securities that are not included on any applicable Registration Statement solely as a result of a comment received by the SEC requiring a limit on the number of Registrable Securities included in such Registration Statement in order for such Registration Statement to be able to avail itself of Rule 415.

         3. RELATED OBLIGATIONS.

                  At such time as the Company is obligated to file a Registration Statement with the SEC pursuant to Section 2(a), 2((b), 2(e) or 2(f), the Company will use its best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:


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                  a. The Company shall promptly prepare and file with the SEC a
Registration Statement with respect to the Registrable Securities and use its best efforts to cause such Registration Statement relating to the Registrable Securities to become effective as soon as practicable after such filing (but in no event later than the Effectiveness Deadline). The Company shall keep each Registration Statement effective pursuant to Rule 415 at all times until the earlier of (i) the date as of which the Investors may sell all of the Registrable Securities covered by such Registration Statement without the requirement to be in compliance with Rule 144(c)(1) and otherwise without restriction or limitation pursuant to Rule 144 (or any successor thereto) promulgated under the 1933 Act or (ii) the date on which the Investors shall have sold all of the Registrable Securities covered by such Registration Statement (the "REGISTRATION PERIOD"). The Company shall ensure that each Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading. The term "best efforts" shall mean, the Company's reasonable best efforts, which include among other things, that the Company shall submit to the SEC, within two (2) Business Days after the later of the date that (i) the Company learns that no review of a particular Registration Statement will be made by the staff of the SEC or that the staff has no further comments on a particular Registration Statement, as the case may be, and (ii) the approval of Legal Counsel pursuant to Section 3(c) (which approval is immediately sought), a request for acceleration of effectiveness of such Registration Statement to a time and date not later than 48 hours after the submission of such request.

                  b. The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company filing a report on Form 10-Q, Form 10-QSB, Form 10-K, Form 10-KSB or any analogous report under the Securities Exchange Act of 1934, as amended (the "1934 ACT"), the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the 1934 Act report is filed which created the requirement for the Company to amend or supplement such Registration Statement.

                  c. The Company shall (A) permit Legal Counsel to review and comment upon (i) the Initial Registration Statement at least one (1) Business Day prior to its filing with the SEC and any Additional Registration Statement at least five (5) Business Days prior to its filing with the SEC and (ii) all amendments and supplements to all Registration Statements (except for amendments and supplements required to be filed by reason of the Company filing Annual Reports on Form 10-K or Form 10 KSB, Quarterly Reports on Form 10-Q or 10-QSB, or Current Reports on Form 8-K (except those that refer to an Investor or the transactions contemplated hereby, which will be subject to such review and comment) and any similar or successor reports) within a reasonable number of days prior to their filing with the SEC, and (B) not file any Registration Statement or amendment or supplement thereto in a form to which Legal Counsel reasonably objects. The Company shall not submit a request for acceleration of the effectiveness of a Registration Statement or any amendment or supplement thereto without the prior approval of Legal Counsel, which consent shall not be unreasonably withheld. The Company shall furnish to Legal Counsel, without charge, (i) copies of any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to any Registration Statement, (ii) promptly after the same is prepared and filed with the SEC, one copy of any Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, if requested by an Investor, and all exhibits and (iii) upon the effectiveness of any Registration Statement, one copy of the prospectus included in such Registration Statement and all amendments and supplements thereto. The Company shall reasonably cooperate with Legal Counsel in performing the Company's obligations pursuant to this Section 3.

                  d. The Company shall furnish to each Investor whose Registrable Securities are included in any Registration Statement, without charge, (i) promptly after the same is prepared and filed with the SEC, at least one copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, if requested by an Investor, all exhibits and each preliminary prospectus, (ii) upon the effectiveness of any Registration Statement, ten (10) copies of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request) and (iii) such other documents, including copies of any preliminary or final prospectus, as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor.

                  e. The Company shall use its best efforts to (i) register and qualify, unless an exemption from registration and qualification applies, the resale by Investors of the Registrable Securities covered by a Registration Statement under such other securities or "blue sky" laws of all applicable jurisdictions in the United States, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(e), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify Legal Counsel and each Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction in the United States or its receipt of notice of the initiation or threatening of any proceeding for such purpose.

                  f. The Company shall notify Legal Counsel and each Investor in writing of the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and, subject to Section 3(r), promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver ten (10) copies of such supplement or amendment to Legal Counsel and each Investor (or such other number of copies as Legal Counsel or such Investor may reasonably request). The Company shall also promptly notify Legal Counsel and each Investor in writing
(i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to Legal Counsel and each Investor by facsimile or e-mail on the same day of such effectiveness and by overnight mail), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

                  g. The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension or the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify Legal Counsel and each Investor who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of notice of the initiation or threat of any proceeding for such purpose.

                  h. If any Investor is deemed to be, alleged to be or reasonably believes it may be deemed or alleged to be, an underwriter or is required under applicable securities laws to be described in the Registration Statement as an underwriter, at the reasonable request of any Investor, the Company shall furnish to such Investor, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as an Investor may reasonably request (i) a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the Investors, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the Investors.

                  i. Upon the written request of any investor in connection with such Investor's due diligence requirements, if any, the Company shall make available for inspection by (i) any Investor, (ii) Legal Counsel and (iii) one firm of accountants or other agents retained by the Investors (collectively, the "INSPECTORS"), all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "RECORDS"), as shall be reasonably deemed necessary by each Inspector, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall agree to hold in strict confidence and shall not make any disclosure (except to an Investor) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the 1933 Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this Agreement or any other Transaction Document. Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein (or in any other confidentiality agreement between the Company and any Investor) shall be deemed to limit the Investors' ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.

                  j. The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless
(i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at the Investor's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

                  k. The Company shall use its best efforts either to (i) cause all of the Registrable Securities covered by a Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange or
(ii) secure the inclusion for quotation of all of the Registrable Securities on The NASDAQ Global Market or (iii) if, despite the Company's best efforts, the Company is unsuccessful in satisfying the preceding clauses (i) and (ii), to secure the inclusion for quotation on The NASDAQ Capital Market or the American Stock Exchange for such Registrable Securities and, without limiting the generality of the foregoing, to use its best efforts to arrange for at least two market makers to register with the Financial Industry Regulatory Authority ("FINRA") as such with respect to such Registrable Securities. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(k).

                  l. The Company shall cooperate with the Investors who hold Registrable Securities being offered and, to the extent applicable, facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to an effective Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investors may reasonably request and registered in such names as the Investors may request.

                  m. If requested by an Investor, the Company shall (i) as soon as practicable incorporate in a prospectus supplement or post-effective amendment such information as an Investor reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) as soon as practicable make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) as soon as practicable, supplement or make amendments to any Registration Statement if reasonably requested by an Investor holding any Registrable Securities.

                  n. The Company shall use its best efforts to cause the Registrable Securities covered by a Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

                  o. The Company shall make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with, and in the manner provided by, the provisions of Rule 158 under the 1933
Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the Effective Date of a Registration Statement.

                  p. The Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

                  q. Within two (2) Business Days after a Registration Statement which covers Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC in the form attached hereto as EXHIBIT A.

                  r. Notwithstanding anything to the contrary herein, at any time after the Effective Date of an applicable Registration Statement, the Company may (x) delay the disclosure of material, non-public information concerning the Company the disclosure of which at the time is not, in the good faith opinion of the Board of Directors of the Company and its counsel, in the best interest of the Company and, in the opinion of counsel to the Company otherwise required and (y) file supplements and/or amendments to the Registration Statement to incorporate filings under the 1934 Act into the Registration Statement in order to maintain the effectiveness of the Registration Statement which may cause the Registration Statement to be ineffective while being reviewed by the SEC (each, a "GRACE PERIOD"); provided, that the Company shall promptly (i) notify the Investors in writing of the existence of material, non-public information or other event giving rise to a

Grace Period (provided that in each notice the Company will not disclose the content of such material, non-public information to the Investors) and the date on which the Grace Period will begin, and (ii) notify the Investors in writing of the date on which the Grace Period ends; and, provided further, that no Grace Period of the type described in clause (x) above shall exceed ten (10) consecutive days, no Grace Period of the type described in clause (y) above shall exceed twenty (20) consecutive days and during any three hundred sixty five (365) day period such Grace Periods shall not exceed an aggregate of sixty
(60) days and the first day of any Grace Period must be at least five (5) Trading Days after the last day of any prior Grace Period (each, an "ALLOWABLE GRACE PERIOD"). For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the Investors are prohibited from selling Registrable Securities under the Registration Statement due to the ineffectiveness of the Registration Statement and shall end on and include the date the effectiveness of the Registration Statement is restored and the Investors can continue to sell Registrable Securities pursuant to such Registration Statement. The provisions of Section 3(g) hereof shall not be applicable during the period of any Allowable Grace Period. Upon expiration of the Grace Period, the Company shall again be bound by the first sentence of
Section 3(f) with respect to the information giving rise thereto unless such material, non-public information is no longer applicable. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Investor in accordance with the terms of the Securities Purchase Agreement in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale and delivered a copy of the prospectus included as part of the applicable Registration Statement (unless an exemption from such prospectus delivery requirement exists) the ineffectiveness of the Registration Statement and for which the Investor has not yet settled.

                  s. Neither the Company nor any Subsidiary or affiliate thereof shall identify any Buyer as an underwriter in any public disclosure or filing with the SEC or any Principal Market (as defined in the Securities Purchase Agreement) or Eligible Market and any Buyer being deemed an underwriter by the SEC shall not relieve the Company of any obligations it has under this Agreement or any other Transaction Document (as defined in the Securities Purchase Agreement); PROVIDED, HOWEVER, that the foregoing shall not prohibit the Company from including the disclosure found in the "Plan of Distribution" section attached hereto as EXHIBIT B in the Registration Statement.

         4. OBLIGATIONS OF THE INVESTORS.

                  a. At least five (5) Business Days prior to the first anticipated filing date of a Registration Statement, the Company shall notify each Investor in writing of the information the Company requires from each such Investor if such Investor elects to have any of such Investor's Registrable Securities included in such Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the effectiveness of the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.


                  b. Each Investor, by such Investor's acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from such Registration Statement.

                  c. Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of 3(f), such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(g) or the first sentence of 3(f) or receipt of notice that no supplement or amendment is required. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Investor in accordance with the terms of the Securities Purchase Agreement in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale prior to the Investor's receipt of a notice from the Company of the happening of any event of the kind described in
Section 3(g) or the first sentence of 3(f) and for which the Investor has not yet settled.

d. Each Investor covenants and agrees that it will comply with the prospectus delivery requirements of the 1933 Act as applicable to it or an exemption therefrom in connection with sales of Registrable Securities pursuant to the Registration Statement.



5. EXPENSES OF REGISTRATION.

                  All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company shall be paid by the Company. The Company shall also reimburse each Investor (with Cedar Hill being deemed one Investor for purposes hereof) for the fees and disbursements of Legal Counsel in connection with registration, filing or qualification pursuant to Sections 2 and 3 of this Agreement which amount shall be limited to $15,000 per Investor (and limited to a total of $15,000 for each group of affiliated Investors) for each Registration Statement filed by the Company with the SEC.

6.       INDEMNIFICATION.

                  In the event any Registrable Securities are included in a Registration Statement under this Agreement:

a. To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor, the directors, officers, members, partners, employees, agents, representatives of, and each Person, if any, who controls any Investor within the meaning of the 1933 Act or the 1934 Act (each, an "INDEMNIFIED PERSON"), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys' fees, amounts paid in settlement or expenses, joint or several, (collectively, "CLAIMS") incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto ("INDEMNIFIED DAMAGES"), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in which Registrable Securities are offered ("BLUE SKY FILING"), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in the light of the circumstances under which the statements therein were made, not misleading, (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement or (iv) any violation of this Agreement (the matters in the foregoing clauses (i) through (iv) being, collectively, "VIOLATIONS"). Subject to Section 6(c), the Company shall reimburse the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this
Section 6(a): (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to
Section 3(d) and (ii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

                  b. In connection with any Registration Statement in which an Investor is participating, each such Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement and each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (each, an "INDEMNIFIED PARTY"), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and, subject to Section 6(c), such Investor will reimburse any legal or other expenses reasonably incurred by an

Indemnified Party in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld or delayed; provided, further, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to
Section 9.

                  c. Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses of not more than one counsel for such Indemnified Person or Indemnified Party to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. In the case of an Indemnified Person, legal counsel referred to in the immediately preceding sentence shall be selected by the Investors holding at least a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or Claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such Claim or litigation, and such settlement shall not include any admission as to fault on the part of the Indemnified Party. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

                  d. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

                  e. The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

         7. CONTRIBUTION.

         To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that:
(i) no Person involved in the sale of Registrable Securities which Person is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) in connection with such sale shall be entitled to contribution from any Person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities pursuant to such Registration Statement.

         8. REPORTS UNDER THE 1934 ACT.

         With a view to making available to the Investors the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration ("RULE 144"), the Company agrees to:

                  a. make and keep public information available, as those terms are understood and defined in Rule 144;

                  b. file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

                  c. furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

         9. ASSIGNMENT OF REGISTRATION RIGHTS.

         The rights under this Agreement shall be automatically assignable by the Investors to any transferee of all or any portion of such Investor's Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the Registrable Securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such Registrable Securities by the transferee or assignee is restricted under the 1933 Act or applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; and (v) such transfer shall have been made in accordance with the applicable requirements of the this Agreement and the other Transaction Documents (as defined in the Securities Purchase Agreement).

         10. AMENDMENT OF REGISTRATION RIGHTS.

         Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Required Holders. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Registrable Securities. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

         11. MISCELLANEOUS.

                  a. A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the such record owner of such Registrable Securities.

                  b. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

         If to the Company:

                  Raptor Networks Technology, Inc.
                  1241 E. Dyer Road, Suite 150
                  Santa Ana, CA 92705
                  Telephone:        (949) 623-9300
                  Facsimile:        (949) 623-9400
                  Attention:        Thomas M. Wittenschlaeger
                                    Bob Van Leyen


                  With a copy to:

                  Rutan & Tucker , LLP
                  611 Anton Blvd. 14th Floor
                  Costa Mesa, CA 92626
                  Telephone:        (949) 641-5100
                  Facsimile:        (949) 546-9035
                  Attention:        Thomas J. Crane, Esq.


         If to Legal Counsel:

                  Schulte Roth & Zabel LLP
                  919 Third Avenue
                  New York, New York  10022
                  Telephone:        (212) 756-2000
                  Facsimile:        (212) 593-5955
                  Attention:        Eleazer N. Klein, Esq.

                  and

                  Sadis & Goldberg LLP
                  551 5th Avenue
                  New York, New York 10176
                  Telephone:        (212) 573-6660
                  Facsimile:        (212) 573-6662
                  Attention:        Ron Geffner, Esq.

If to an Investor, to its address and facsimile number set forth on the Schedule of Investors attached hereto, with copies to such Investor's representatives as set forth on the Schedule of Investors, or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication,
(B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

                  c. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

                  d. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

                  e. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

                  f. This Agreement, the other Transaction Documents (as defined in the Securities Purchase Agreement) and the instruments referenced herein and therein constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the other Transaction Documents and the instruments referenced herein and therein supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

                  g. Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

                  h. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  i. This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

                  j. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                  k. All consents and other determinations required to be made by the Investors pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by the Required Holders.

                  l. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

                  m. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

                  n. The obligations of each Investor hereunder are several and not joint with the obligations of any other Investor, and no provision of this Agreement is intended to confer any obligations on any Investor vis-a-vis any other Investor. Nothing contained herein, and no action taken by any Investor pursuant hereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated herein.


                            [Signature Page Follows]

                  IN WITNESS WHEREOF, each Investor and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

                                        COMPANY:

                                        RAPTOR NETWORKS TECHNOLOGY, INC.



                                        By:   /s/ Thomas M. Wittenschlaeger
                                            ----------------------------------
                                              Name:  Thomas M. Wittenschlaeger
                                              Title: Chief Executive Officer

                  IN WITNESS WHEREOF, each Investor and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.


                                        INVESTORS:

                                        CASTLERIGG MASTER INVESTMENTS LTD.
                                        BY: SANDELL ASSET MANAGEMENT CORP.

                                        By:   /s/ Timothy O'Brien
                                            ------------------------------------
                                              Name:   Timothy O'Brien
                                              Title:  Chief Financial Officer

                  IN WITNESS WHEREOF, each Investor and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

                                        INVESTORS:

                                        CEDAR HILL CAPITAL PARTNERS ONSHORE, LP



                                        By:
                                            /s/ Charles Cascarilla
                                              Name: Charles Cascarilla
                                              Title: Managing Member

                  IN WITNESS WHEREOF, each Investor and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

                                         INVESTORS:

                                         CEDAR HILL CAPITAL PARTNERS OFFSHORE,
                                         LTD.



                                         By:
                                            /s/ Charles Cascarilla
                                               Name:Charles Cascarilla
                                               Title: Manager




                              SCHEDULE OF INVESTORS


                                                 INVESTOR'S ADDRESS               INVESTOR'S REPRESENTATIVE'S
             INVESTOR                           AND FACSIMILE NUMBER                       ADDRESS
                                                                                     AND FACSIMILE NUMBER

CASTLERIGG MASTER INVESTMENTS LTD    c/o Sandell Asset Management Corp.           Schulte Roth & Zabel LLP
                                     40 West 57th Street                          919 Third Avenue
                                     26th Floor                                   New York, New York 10022
                                     New York, New York  10019                    Attn:  Eleazer Klein, Esq.
                                     Attention: Cem Hacioglu/Matthew Pliskin      Facsimile:  (212) 593-5955
                                     Facsimile:     (212) 603-5710                Telephone:  (212) 756-2000
                                     Telephone:     (212) 603-5775
CEDAR HILL CAPITAL PARTNERS          445 Park Avenue, 5th Floor                   Sadis & Goldberg LLP
ONSHORE, LP                          New York, New York 10022                     551 5th Avenue
                                     Attention: Charles Cascarilla                New York, New York 10176
                                     Facsimile: (646) 417-7702                    Attention: Ron Geffner, Esq.
                                     Telephone: (212) 201-5804                    Facsimile: (212) 573-6662
                                     Residence: New York                          Telephone: (212) 573-6660
CEDAR HILL CAPITAL PARTNERS          445 Park Avenue, 5th Floor                   Sadis & Goldberg LLP
OFFSHORE. LTD                        New York, New York 10022                     551 5th Avenue
                                     Attention: Charles Cascarilla                New York, New York 10176
                                     Facsimile: (646) 417-7702                    Attention: Ron Geffner, Esq.
                                     Telephone: (212) 201-5804                    Facsimile: (212) 573-6662
                                     Residence: Cayman Islands                    Telephone: (212) 573-6660

                                                                       EXHIBIT A

                         FORM OF NOTICE OF EFFECTIVENESS
                            OF REGISTRATION STATEMENT


First American Stock Transfer
706 E. Bell Road
Phoenix, Arizona 85022
Attention:  Salli Marinov

                  Re:      RAPTOR NETWORKS TECHNOLOGY, INC.

Ladies and Gentlemen:


                  [We are][I am] counsel to Raptor Networks Technology, Inc., a Colorado corporation (the "Company"), and have represented the Company in connection with that certain Securities Purchase Agreement (the "PURCHASE AGREEMENT") entered into by and among the Company and the investors named therein (collectively, the "HOLDERS") pursuant to which the Company issued to the Holders convertible notes (the "NOTES") convertible into the Company's common stock, $0.001 par value per share (the "COMMON STOCK"), warrants exercisable for shares of Common Stock (the "WARRANTS") and shares (the "COMMON SHARES") of Common Stock. Pursuant to the Purchase Agreement, the Company also has entered into a Registration Rights Agreement with the Holders (the "REGISTRATION RIGHTS AGREEMENT") pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement), including the shares of Common Stock issuable upon conversion of the Notes, the shares of Common Stock issuable upon exercise of the Warrants and the Common Shares, under the Securities Act of 1933, as amended (the "1933 ACT"). In connection with the Company's obligations under the Registration Rights Agreement, on ____________ ___, 200_, the Company filed a Registration Statement on Form SB-2 (File No. 333-_____________) (the "REGISTRATION STATEMENT") with the Securities and Exchange Commission (the "SEC") relating to the Registrable Securities which names each of the Holders as a selling stockholder thereunder.

                  In connection with the foregoing, [we][I] advise you that a member of the SEC's staff has advised [us][me] by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and [we][I] have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the 1933 Act pursuant to the Registration Statement.

                  This letter shall serve as our standing instruction to you that the shares of Common Stock are freely transferable by the Holders pursuant to the Registration Statement. You need not require further letters from us to effect any future legend-free issuance or reissuance of shares of Common Stock to the Holders as contemplated by the Company's Irrevocable Transfer Agent Instructions dated _____________, 2008.


                                                     Very truly yours,

                                                     [ISSUER'S COUNSEL]


                                                     By:_____________________
CC: [LIST NAMES OF HOLDERS]

                                                                       EXHIBIT B

                              SELLING STOCKHOLDERS

         The shares of Common Stock being offered by the selling stockholders are those previously issued to the selling stockholders and those issuable upon conversion of the convertible notes and upon exercise of the warrants. For additional information regarding the issuance of those convertible notes and warrants, see "Private Placement of Convertible Notes, Warrants and Common Shares" above. We are registering the shares of Common Stock in order to permit the selling stockholders to offer the shares for resale from time to time. Except for the ownership of the convertible notes, the warrants and common shares issued pursuant to the Securities Purchase Agreement and prior convertible debt, common stock and warrant purchases with the Company, the selling stockholders have not had any material relationship with us within the past three years.

         The table below lists the selling stockholders and other information regarding the beneficial ownership of the shares of Common Stock by each of the selling stockholders. The second column lists the number of shares of Common Stock beneficially owned by each selling stockholder, based on its ownership of the convertible notes and warrants, as of ________, 200_, assuming conversion of all convertible notes and exercise of the warrants held by the selling stockholders on that date, without regard to any limitations on conversions or exercise.

         The third column lists the shares of Common Stock being offered by this prospectus by the selling stockholders.

         In accordance with the terms of registration rights agreement among the Company and the selling stockholders, this prospectus covers the resale of (i) [ ] shares of Common Stock, (ii) [ ] shares of Common Stock issuable upon conversion of the convertible notes as of the Trading Day immediately preceding the date the registration statement is initially filed with the SEC and (iii) [ ] shares of Common Stock issuable upon exercise of the related warrants as of the Trading Day immediately preceding the date the registration statement is initially filed with the SEC. Because the conversion price of the convertible notes and the exercise price of the warrants may be adjusted, the number of shares that will actually be issued may be more or less than the number of shares being offered by this prospectus. The fourth column assumes the sale of all of the shares offered by the selling stockholders pursuant to this prospectus.

         Under the terms of the convertible notes and the warrants, a selling stockholder may not convert the convertible notes or exercise the warrants to the extent such conversion or exercise would cause such selling stockholder, together with its affiliates, to beneficially own a number of shares of Common Stock which would exceed 4.99% of our then outstanding shares of Common Stock following such conversion or exercise, excluding for purposes of such determination shares of Common Stock issuable upon conversion of the convertible notes which have not been converted and upon exercise of the warrants which have not been exercised. The number of shares in the second column does not reflect this limitation. The selling stockholders may sell all, some or none of their shares in this offering. See "Plan of Distribution."


                                                                    MAXIMUM NUMBER OF SHARES
                                          NUMBER OF SHARES OWNED     TO BE SOLD PURSUANT TO      NUMBER OF SHARES
NAME OF SELLING STOCKHOLDER                  PRIOR TO OFFERING           THIS PROSPECTUS        OWNED AFTER OFFERING
---------------------------                  -----------------           ---------------        --------------------
CASTLERIGG MASTER INVESTMENTS (1)                                                                        0
CEDAR HILL CAPITAL PARTNERS ONSHORE,
LP (2)
CEDAR HILL CAPITAL PARTNERS OFFSHORE,
LTD. (3)


         (1) Sandell Asset Management Corp. ("SAMC") is the investment manager of Castlerigg Master Investments Ltd. ("Master"). Thomas Sandell is the sole-shareholder of SAMC and may be deemed to have voting and dispositive power over the shares beneficially owned by Master. No other natural person has voting or dispositive power over the shares being registered on behalf of Master. Castlerigg International Ltd. ("Castlerigg International") is the controlling shareholder of Castlerigg International Holdings Limited ("Holdings"). Holdings is the controlling shareholder of Master. Each of Holdings and Castlerigg International may be deemed to share beneficial ownership of the shares beneficially owned by Castlerigg Master Investments. SAMC, Mr. Sandell, Holdings and Castlerigg International each disclaims beneficial ownership of the securities with respect to which indirect beneficial ownership is described.

         (2) Power to vote or dispose of the shares is shared by Emil Woods and Charles Cascarilla, who are the principals of Cedar Hill Capital Partners, LLC, which is the investment advisor to Cedar Hill Capital Partners Onshore, LP.

         (3) Power to vote or dispose of the shares is shared by Emil Woods and Charles Cascarilla, who are the principals of Cedar Hill Capital Partners, LLC, which is the investment advisor to Cedar Hill Capital Partners Offshore, Ltd.

                              PLAN OF DISTRIBUTION

         We are registering the shares of Common Stock previously issued and those issuable upon conversion of the convertible notes and upon exercise of the warrants to permit the resale of these shares of Common Stock by the holders of the convertible notes and warrants from time to time after the date of this prospectus. We will not receive any of the proceeds from the sale by the selling stockholders of the shares of Common Stock. We will bear all fees and expenses incident to our obligation to register the shares of Common Stock.

         The selling stockholders may sell all or a portion of the shares of Common Stock beneficially owned by them and offered hereby from time to time directly or through one or more underwriters, broker-dealers or agents. If the shares of Common Stock are sold through underwriters or broker-dealers, the selling stockholders will be responsible for underwriting discounts or commissions or agent's commissions. The shares of Common Stock may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions,

         o on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale;

         o        in the over-the-counter market;

         o in transactions otherwise than on these exchanges or systems or in the over-the-counter market;

         o through the writing of options, whether such options are listed on an options exchange or otherwise;

         o ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

         o block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

         o purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

         o an exchange distribution in accordance with the rules of the applicable exchange;

         o        privately negotiated transactions;

         o        short sales;

         o        sales pursuant to Rule 144;

         o broker-dealers may agree with the selling securityholders to sell a specified number of such shares at a stipulated price per share;

         o        a combination of any such methods of sale; and

         o        any other method permitted pursuant to applicable law.

         If the selling stockholders effect such transactions by selling shares of Common Stock to or through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive commissions in the form of discounts, concessions or commissions from the selling stockholders or commissions from purchasers of the shares of Common Stock for whom they may act as agent or to whom they may sell as principal (which discounts, concessions or commissions as to particular underwriters, broker-dealers or agents may be in excess of those customary in the types of transactions involved). In connection with sales of the shares of Common Stock or otherwise, the selling stockholders may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the shares of Common Stock in the course of hedging in positions they assume. The selling stockholders may also sell shares of Common Stock short and deliver shares of Common Stock covered by this prospectus to close out short positions and to return borrowed shares in connection with such short sales. The selling stockholders may also loan or pledge shares of Common Stock to broker-dealers that in turn may sell such shares.

         The selling stockholders may pledge or grant a security interest in some or all of the convertible notes, warrants or shares of Common Stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of Common Stock from time to time pursuant to this prospectus or any amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933, as amended, amending, if necessary, the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus. The selling stockholders also may transfer and donate the shares of Common Stock in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

         The selling stockholders and any broker-dealer participating in the distribution of the shares of Common Stock may be deemed to be "underwriters" within the meaning of the Securities Act, and any commission paid, or any discounts or concessions allowed to, any such broker-dealer may be deemed to be underwriting commissions or discounts under the Securities Act. At the time a particular offering of the shares of Common Stock is made, a prospectus supplement, if required, will be distributed which will set forth the aggregate amount of shares of Common Stock being offered and the terms of the offering, including the name or names of any broker-dealers or agents, any discounts, commissions and other terms constituting compensation from the selling stockholders and any discounts, commissions or concessions allowed or reallowed or paid to broker-dealers.

         Under the securities laws of some states, the shares of Common Stock may be sold in such states only through registered or licensed brokers or dealers. In addition, in some states the shares of Common Stock may not be sold unless such shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with.

         There can be no assurance that any selling stockholder will sell any or all of the shares of Common Stock registered pursuant to the registration statement, of which this prospectus forms a part.

         The selling stockholders and any other person participating in such distribution will be subject to applicable provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, including, without limitation, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the shares of Common Stock by the selling stockholders and any other participating person. Regulation M may also restrict the ability of any person engaged in the distribution of the shares of Common Stock to engage in market-making activities with respect to the shares of Common Stock. All of the foregoing may affect the marketability of the shares of Common Stock and the ability of any person or entity to engage in market-making activities with respect to the shares of Common Stock.

         We will pay all expenses of the registration of the shares of Common Stock pursuant to the registration rights agreement, estimated to be $125,000 in total, including, without limitation, Securities and Exchange Commission filing fees and expenses of compliance with state securities or "blue sky" laws; provided, however, that a selling stockholder will pay all underwriting discounts and selling commissions, if any. We will indemnify the selling stockholders against liabilities, including some liabilities under the Securities Act, in accordance with the registration rights agreements, or the selling stockholders will be entitled to contribution. We may be indemnified by the selling stockholders against civil liabilities, including liabilities under the Securities Act, that may arise from any written information furnished to us by the selling stockholder specifically for use in this prospectus, in accordance with the related registration rights agreement, or we may be entitled to contribution.

         Once sold under the registration statement, of which this prospectus forms a part, the shares of Common Stock will be freely tradable in the hands of persons other than our affiliates.